ITEM 77C

Shareholder Voting Results

October 26, 2007 Special Meeting of Shareholders

A Special Meeting of Shareholders (the "Meeting") of AFBA 5Star Balanced Fund, AFBA 5Star Total Return Bond Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Value Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund (the "Funds") was held on October 26, 2007. The following proposals were submitted for a vote of the shareholders of the Funds:

With respect to the approval of the election of the following
Directors, each of which continues to serve on the Board:

                                Balanced Fund
                                    For        Against    Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                        5,869,839   6,372      0.000

General Louis C. Wagner, Jr.
USA (Ret.)                         5,873,260   2,950      0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)             5,869,839   6,372      0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)               5,873,260   2,950      0.000

General Ralph E. Eberhart,
USAF (Ret.)                        5,869,839   6,372      0.000

Charles A. Gabriel                 5,869,839   6,372      0.000

Robert E. Morrison, Jr.            5,867,504   8,707      0.000

                             Total Return Bond Fund
                                      For     Against    Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                        1,983,976   8,105      0.000

General Louis C. Wagner, Jr.
USA (Ret.)                         1,983,976   5,032      0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)             1,983,976   8,105      0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)               1,983,976   5,032      0.000

General Ralph E. Eberhart,
USAF (Ret.)                        1,983,976   8,105      0.000

Charles A. Gabriel                 1,983,976   8,105      0.000

Robert E. Morrison, Jr.            1,987,049   5,032      0.000

                                  Large Cap Fund
                                     For      Against     Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                        1,302,395   4,542       0.000

General Louis C. Wagner, Jr.
USA (Ret.)                         1,305,245   1,692       0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)             1,302,395   4,542       0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)               1,305,245   1,692       0.000

General Ralph E. Eberhart,
USAF (Ret.)                        1,302,395   4,542       0.000

Charles A. Gabriel                 1,302,731   4,206       0.000

Robert E. Morrison, Jr.            1,305,581   1,356       0.000

                               Mid Cap Value Fund
Name of Director                     For      Against     Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                        1,660,897     389       0.000

General Louis C. Wagner, Jr.
USA (Ret.)                         1,660,897     389       0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)             1,660,897     389       0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)               1,660,897     389       0.000

General Ralph E. Eberhart,
USAF (Ret.)                        1,660,897     389       0.000

Charles A. Gabriel                 1,660,897     389       0.000

Robert E. Morrison, Jr.            1,659,967   1,319       0.000

                           Science &Technology Fund
Name of Director                      For      Against   Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                          914,229   1,018       0.000

General Louis C. Wagner, Jr.
USA (Ret.)                           914,229   1,018       0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)               914,229   1,018       0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)                 914,229   1,018       0.000
General Ralph E. Eberhart,
USAF (Ret.)                          914,229   1,018       0.000

Charles A. Gabriel                   914,768     479       0.000

Robert E. Morrison, Jr.              914,577     670       0.000

                                  Small Cap Fund
Name of Director                      For      Against    Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                       5,776,699    11,876       0.000

General Louis C. Wagner, Jr.
USA (Ret.)                        5,776,699    11,876       0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)            5,776,699    11,876       0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)              5,776,699    11,876       0.000

General Ralph E. Eberhart,
USAF (Ret.)                       5,776,699    11,876       0.000

Charles A. Gabriel                5,776,699    11,876       0.000

Robert E. Morrison, Jr.           5,776,598    11,977       0.000

                              USA Global Fund
Name of Director                     For      Against     Abstain
General Monroe W. Hatch, Jr.
USAF (Ret.)                       1,239,749    15,913       0.000

General Louis C. Wagner, Jr.
USA (Ret.)                        1,241,241    14,421       0.000

Lieutenant General John S.
Fairfield, USAF (Ret.)            1,239,749    15,913       0.000

Brigadier General Henry J.
Sechler, USAF (Ret.)              1,240,905    14,757       0.000

General Ralph E. Eberhart,
USAF (Ret.)                       1,239,749    15,913       0.000

Charles A. Gabriel                1,240,359    15,303       0.000

Robert E. Morrison, Jr.           1,241,516    14,146       0.000

With respect to the approval of an agreement and plan of reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust:

Fund                                For       Against      Abstain
Balanced Fund                     3,159,161     3,548        9,534
Total Return Bond Fund            1,311,306     2,659        1,780
Large Cap Fund                    1,166,758     1,874        2,155
Mid Cap Value Fund                   918,853        0          121
Science & Technology                 668,876    1,014        2,745
Small Cap Fund                     1,060,267   12,483        4,611
USA Global Fund                    1,076,014    2,171        2,202

With respect to the approval of new sub-investment advisory agreement(s) for each Fund:

Fund                                  For      Against      Abstain
Balanced Fund Agreement with
The London Company of Virginia     3,160,403     3,377        8,464

Agreement with Financial
Counselors, Inc.                   3,159,544     4,236        8,464

Total Return Bond Fund             1,312,752     2,659          334

Large Cap Fund                     1,168,913     1,874        0.000

Mid Cap Value Fund                   915,551     3,301          121

Science & Technology Fund            669,415     2,557          663

Small Cap Fund
Agreement with Bjurman, Barry
& Associates                        980,595     11,844        4,197

Agreement with TrendStar Advisors,  979,956     12,483        4,197
LLC

Agreement with The London Company
of Virginia                         979,956     12,483        4,197

USA Global Fund                   1,076,854      1,005        2,527

With respect to the approval of a "manager of managers" structure for each Fund:

Fund                                For         Against     Abstain
Balanced Fund                     3,161,664      3,057       7,523
Total Return Bond Fund            1,311,358      4,057         330
Large Cap Fund                    1,168,937      1,649         201
Mid Cap Value Fund                  915,551      3,301         121
Science & Technology Fund           669,045      3,096         494
Small Cap Fund                    1,059,759     12,436       5,169
USA Global Fund                   1,076,388      2,475       1,523

With respect to the approval of a modification of certain fundamental investment restrictions regarding:

                                 Balanced Fund
                                    For         Against    Abstain
Borrowing                         3,156,664     10,995       4,585
Issuing senior securities         3,159,843      7,573       4,829
Underwriting                      3,156,421      7,038       8,786
Investments in real estate        3,156,421     10,995       4,829
Investments in commodities        3,156,421     10,995       4,829
Lending                          3,161,112       6,305       4,829
Industry concentration           3,155,886      11,530       4,829

                             Total Return Bond Fund
                                    For        Against     Abstain
Borrowing                        1,311,671       4,057          17
Issuing senior securities        1,310,228       5,500          17
Underwriting                     1,311,282       4,115         348
Investments in real estate       1,311,341       4,057         348
Investments in commodities       1,311,271       4,126         348
Lending                          1,310,287       5,111         348
Industry concentration           1,311,341       4,057         348

                                 Large Cap Fund
                                     For        Against     Abstain
Borrowing                        1,168,809       1,978            0
Issuing senior securities        1,168,913       1,850           24
Underwriting                     1,168,913       1,649          225
Investments in real estate       1,169,029       1,556          201
Investments in commodities       1,168,608       1,556          622
Lending                          1,168,913       1,673          201
Industry concentration           1,168,913       1,673          201

                                Mid Cap Value Fund
                                     For        Against     Abstain
Borrowing                          915,551       3,301          121
Issuing senior securities          913,051       5,801          121
Underwriting                       915,551       3,301          121
Investments in real estate         913,051       5,801          121
Investments in commodities         915,551       3,301          121
Lending                            918,853           0          121
Industry concentration             913,051       2,499        3,422

                            Science & Technology Fund
                                     For        Against      Abstain
Borrowing                          668,457       3,615          663
Issuing senior securities          668,457       3,615          663
Underwriting                       667,918       4,154          663
Investments in real estate         668,457       3,615          663
Investments in commodities         668,457       3,615          663
Lending                            668,457       3,615          663
Industry concentration             667,918       2,072        2,745

                               Small Cap Fund
                                     For       Against      Abstain
Borrowing                        1,039,763      22,703       14,676
Issuing senior securities        1,049,597      16,826       11,019
Underwriting                     1,048,458      16,643       12,342
Investments in real estate       1,051,200      20,170        6,522
Investments in commodities       1,052,616      18,755        6,522
Lending                          1,043,121      28,249        6,522
Industry concentration           1,043,959      24,729        9,204

                                USA Global Fund
                                     For       Against      Abstain
Borrowing                        1,076,359       2,028        1,999
Issuing senior securities        1,076,986       1,401        1,999
Underwriting                     1,077,478          909       1,999
Investments in real estate       1,071,098        6,676       2,613
Investments in commodities       1,070,880        7,507       1,999
Lending                          1,075,913        2,474       1,999
Industry concentration           1,076,865          909       2,613

With respect to the approval of a modification of the fundamental investment restrictions of the AFBA 5Star Balanced
Fund, AFBA 5Star Total Return Bond Fund, AFBA 5Star Large Cap
Fund and AFBA 5Star USA Global Fund regarding the diversification of investments:

Fund                               For          Against     Abstain
Balanced Fund                   3,155,883        11,776       4,585
Total Return Bond Fund          1,311,355         4,057         334
Large Cap Fund                  1,169,114         1,673           0
USA Global Fund                 1,070,237         7,536       2,613

With respect to the approval of a reclassification of the Funds' investment objectives from fundamental to non-fundamental:

Fund                               For           Against    Abstain
Balanced Fund                  3,155,515          8,022       8,708
Total Return Bond Fund         1,310,287          5,111         348
Large Cap Fund                 1,168,515          2,070         201
Mid Cap Value Fund               918,853              0         121
Science & Technology             668,626          3,615         494
Small Cap                        932,452        138,936       6,093
USA Global Fund                1,068,624          7,951       3,811

With respect to the approval of a reclassification of the AFBA
5Star Balanced Fund's, AFBA 5Star Total Return Bond Fund's, AFBA
5Star Large Cap Fund's and AFBA 5Star USA Global Fund's investment policies from fundamental to non-fundamental:

Fund                               For          Against     Abstain
Balanced Fund                  3,156,461          7,318       8,464
Total Return Bond Fund     1,311,671.257          4,057          17
Large Cap Fund                 1,169,114          1,673           0
USA Global Fund                1,069,412          7,163       3,811

With respect to the approval of the elimination of the AFBA
5Star Balanced Fund's, AFBA 5Star Total Return Bond Fund's, AFBA
5Star Large Cap Fund's and AFBA 5Star USA Global Fund's
Fundamental investment restrictions regarding:

                              Balanced Fund
                                  For            Against    Abstain
Dealings with management       3,155,245          12,492      4,507
Loans with management          3,154,464          12,388      5,393
Investing for the purposes
of exercising control          3,155,238          11,613      5,393
Purchasing securities on
margin and engaging
in short sales                 3,152,538          14,556      5,149
Investment in other investment
Companies                      3,156,045          10,806      5,393
Investing in
companies with less
than three years of
continuous operations          3,155,024           12,071    5,149

Liability for the
indebtedness of others         3,146,527           20,405     5,311

Investing in non-assessable
Securities                     3,151,962           14,889     5,393

                         Total Return Bond Fund
                                 For              Against   Abstain
Dealings with management       1,311,341            4,387        17

Loans with management          1,311,271            4,126       348

Investing for the purposes of
exercising control             1,310,287            5,111       348

Purchasing securities on
margin and engaging
in short sales                 1,310,287             5,441       17

Investment in other
investment
companies                      1,311,341             4,057      348

Investing in
companies with less
than three years of
continuous operations          1,310,287            5,441        17

Liability for the
indebtedness of others         1,305,434            10,294       17

Investing in non-
assessable securities          1,310,287             5,111      348

                               Large Cap Fund
                                  For              Against   Abstain
Dealings with management       1,168,087             2,700         0

Loans with management          1,167,597             2,988       201

Investing for the
purposes of exercising control 1,168,018             2,567       201

Purchasing securities on
margin and engaging
in short sales                 1,161,176             9,189       421

Investment in other
investment companies           1,168,053             2,532       201

Investing in companies
with less than three years of
continuous operations          1,167,679             3,107         0
Liability for the
indebtedness of others         1,156,218            14,568         0

Investing in non-
assessable securities          1,161,223             9,362       201

                             USA Global Fund
                                 For               Against   Abstain
Dealings with management       1,069,462             8,887     2,038

Loans with management          1,073,041             5,573     1,772

Investing for the purposes
of exercising control          1,073,413             4,960     2,013

Purchasing securities on
margin and engaging
in short sales                 1,070,792             6,968     2,626

Investment in other
investment companies           1,075,295             3,198     1,894

Investing in companies
with less than three years
of continuous operations       1,074,132             4,386     1,868

Liability for the indebtedness
of others                      1,069,191             9,350     1,990

Investing in non-assessable
Securities                     1,071,170             7,468     1,894


March 31, 2008 Special Meeting of Shareholders

A Special Meeting of Shareholders (the "Meeting") of AFBA 5Star
Small Cap Fund (the "Fund") was held on March 31, 2008. The following proposals were submitted for a vote of the shareholders of the Fund:

With respect to the approval of new sub-investment advisory agreements with the following sub-advisors:

                                 For             Against     Abstain
Bjurman, Barry & Associates   2,449,649           72,300     100,506

TrendStar Advisors,
LLC                           2,448,585           70,865     103,006

The London Company            2,447,873           73,051     101,532

With respect to the approval of an agreement and plan of reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust:

    For              Against     Abstain
2,447,886            70,153      104,419

With respect to the approval of a "manager of managers" structure for the Small Cap Fund:

    For              Against     Abstain
2,384,777            134,690     102,987

With respect to the reclassification of the Fund's investment objectives from fundamental to non-fundamental:

    For              Against      Abstain
2,209,129            309,619      103,704

With respect to the approval of the payment of interim sub-advisory fees to the Small Cap Fund's sub-advisors:

    For              Against      Abstain
2,412,224            107,977      102,257